UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) May 7, 2007
Zimmer Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-16407	13-4151777

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)
345 East Main Street
Warsaw, Indiana 46580

(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code (574) 267-6131
Not Applicable

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURES
EXHIBIT INDEX
Form of Change in Control Severance Agreement

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS
     On May 7, 2007, Zimmer Holdings, Inc. (the “Company”) appointed Derek M. Davis to the offices of Vice President, Finance and Corporate Controller and Chief Accounting Officer of the Company. Mr. Davis succeeds James T. Crines, who was promoted to Executive Vice President, Finance and Chief Financial Officer of the Company effective May 1, 2007. In connection with this appointment, Mr. Davis was designated as the Company’s principal accounting officer.
     Mr. Davis, age 38, joined the Company in 2003 as Associate Director, Finance, Operations and Logistics, and subsequently was promoted to the position of Director, Finance, Operations and Logistics. In March 2006, he was promoted to the position of Director, Financial Planning and Accounting. Prior to joining the Company, Mr. Davis served as the Vice President, Finance/Controller for International Wire and as a Senior Financial Analyst for Phelps Dodge Magnet Wire.
     In connection with his promotion, the Compensation and Management Development Committee of the Board of Directors (the “Committee”) approved two awards to Mr. Davis under the Company’s 2006 Stock Incentive Plan, as amended (the “Stock Plan”), each with a grant date of May 9, 2007: (1) 5,500 non-qualified stock options vesting ratably on the first, second, third and fourth anniversaries of the date of grant; and (2) a maximum of 6,250 (target of 2,083) performance-based restricted stock units for an award period ending December 31, 2008 and having performance conditions to be approved by the Committee within 90 days.
     A copy of the Stock Plan is filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed December 13, 2006. The award of nonqualified stock options will be subject to the terms and conditions of the Company’s nonqualified stock option award agreement under the Stock Plan, a copy of which is filed as Exhibit 10.2 to the Company’s Current Report on Form 8-K filed December 13, 2006. The Company will file the form of award agreement applicable to the performance-based restricted stock units as an exhibit to a future current or periodic report once the Committee approves the performance conditions applicable to the award.
     Mr. Davis is expected to enter into a change in control severance agreement with the Company in substantially the form attached hereto as Exhibit 10.1. Such form of agreement is incorporated herein by reference.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
     (d) Exhibits
10.1	Form of Change in Control Severance Agreement

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZIMMER HOLDINGS, INC.

By:	/s/ Chad F. Phipps

Chad F. Phipps
Senior Vice President, General Counsel and
Secretary
Dated: May 11, 2007

EXHIBIT INDEX

Exhibit No.	Description
10.1	Form of Change in Control Severance Agreement